UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 4, 2006

ROKWADER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-125314	73-1731755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23950 Craftsman Road, Calabasas, CA 91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(818) 224-3675

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.03 below, incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 4, 2006, the Company and its President, Yale Farar, executed a Second Amendment to the Agreement to Advance Funds dated September 21, 2005, between Mr. Farar and the Company (the “Agreement”), which Second Amendment allows the Company to direct Mr. Farar to advance up to an additional $50,000 to the Company. Pursuant to the Agreement, as previously amended, the Company has previously executed promissory notes in favor of Mr. Farar totaling $100,000. On December 4, 2006, the Company and Mr. Farar executed an additional promissory note for $20,000 (the “Note”), bringing the total funds advanced pursuant to the Agreement, as amended, to $120,000.

The proceeds of the Note will be used to pay fees and expenses, to the extent such expenses are not deferred, arising from the Company’s compliance with its public reporting requirements and from the completion of any registration statement, proxy filing or other action that may be required to effect a business combination as described in the Company’s Plan of Operation, as set forth under Item 2 of the Company’s Quarterly Report on Form 10-QSB, filed with the Securities and Exchange Commission on November 3, 2006. Pursuant to the terms of the Agreement, as amended, and the Note, this loan is on an interest-free basis and, absent an “Event of Default,” is payable only upon consummation of a business combination. Upon consummation of a business combination, the proceeds thereof may be used to repay such loans or the Company may seek to have the other party to the business combination complete the repayment of such loans from other funds. The obligation under the Note may be prepaid at any time prior to its due date, without premium or penalty. The outstanding balance on the Note is immediately due and payable without notice or demand, upon or at anytime after the occurrence or existence of any one or more of the listed “Events of Default,” including failure to complete a business combination prior to May 2, 2007.

Item 6.	Exhibits.

(a) Exhibits.

Exhibit	Item

10.1	Second Amendment to the Agreement to Advance Funds dated December 4, 2006.

10.2	Promissory Note in the amount of $20,000 dated December 4, 2006 in favor of Yale Farar for loan provided in accordance with the Second Amendment to the Agreement to Advance Funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKWADER, INC.

Date December 4, 2006	/s/ Yale Farar
Yale Farar, President (Principal Executive Officer)

Date December 4, 2006	/s/ Mitchell W. Turk
Mitchell W. Turk, Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Item

10.1	Second Amendment to the Agreement to Advance Funds dated December 4, 2006.

10.2	Promissory Note in the amount of $20,000 dated December 4, 2006 in favor of Yale Farar for loan provided in accordance with the Second Amendment to the Agreement to Advance Funds.